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                      SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported):
                                 March 18, 1997


  Aames Capital Acceptance Corp. on behalf of Aames Capital Owner Trust 1997-1
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             (Exact Name of Registrant as Specified in its Charter)



            Delaware                   333-21219                95-4619902
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   (State of Incorporation)           (Commission            (I.R.S. Employer
                                      File Number)           Identification No.)



                                                      90010
   3731 Wilshire Boulevard                           --------
   Los Angeles, California                          (Zip Code)
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   (Address of Principal
    Executive Offices)

       Registrant's telephone number, including area code: (213) 351-6100


                                    No Change
           -----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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     Item 5.  Other Events.(1)

     Attached as Exhibit 99.1 to this Current Report are certain materials (the "Computational Materials") furnished to the Registrant by Credit Suisse First Boston Corporation, as representative of the several underwriters (collectively, the "Underwriters"), in respect of the Aames Capital Owner Trust 1997-1 Adjustable Rate Asset-Backed Bonds, Series 1997-1 (the "Bonds"). The Bonds will be offered pursuant to a Prospectus Supplement, to be dated March 18, 1997, and a Prospectus, to be dated March 18, 1997 (the Prospectus Supplement and the Prospectus are collectively referred to herein as the "Prospectus"), to be filed with the Commission pursuant to Rule 424(b)(2) under the Securities Act of 1933, as amended (the "Act"). The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (Commission File No. 333-21219) (the "Registration Statement").

     The Computational Materials were prepared solely by the Underwriters, and the Registrant did not prepare or participate (other than providing to the Underwriters the background information concerning the underlying pool of assets upon which the Computational Materials are based) in the preparation of the Computational Materials.

     Any statements or information contained in the Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.








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(1) Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Prospectus.


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     Item 7.   Financial Statements; Pro Forma Financial Information and
               Exhibits.

     (a)       Not applicable.

     (b)       Not applicable.

     (c)       Exhibits:

                    99.1      Computational Materials




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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      AAMES CAPITAL ACCEPTANCE CORP.


                                      By: /s/ Mark E. Elbaum
                                          --------------------------------
                                          Mark E. Elbaum
                                          Senior Vice President - Finance


Dated:  March 18, 1997




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                                  Exhibit Index



Exhibit

99.1     Computational Materials of the Underwriters*


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     * Filed under cover of Form SE pursuant to a Continuing Hardship Exemption.